UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

ELIEM THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40708	83-2273741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PMB #117 2801 Centerville Road 1st Floor Wilmington, DE	19808-1609
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 1-877-ELIEMTX (354-3689)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ELYM	The Nasdaq Stock Market LLC
(The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2024 annual meeting of stockholders of Eliem Therapeutics, Inc. (the “Company”) held on June 26, 2024 (the “Meeting”), the Company’s stockholders voted on the proposals set forth below. A more detailed description of each proposal is set forth in the Company’s definitive proxy statement for the Meeting that was filed with the Securities and Exchange Commission (the “SEC”) on June 4, 2024, which was supplemented by supplements filed with the SEC on June 12, 2024 and June 14, 2024 (as so supplemented, the “Proxy Statement”). The final vote tabulation for each proposal is set forth below.

1.

The Share Issuance Proposal. The Company’s stockholders approved, for purposes of Nasdaq Listing Rule 5635 and the satisfaction of the related condition contained in the Agreement and Plan of Merger and Reorganization, dated April 10, 2024, by and among the Company, Tango Merger Sub, Inc., Tenet Medicines, Inc. (“Tenet”) and, solely in his capacity as Tenet equityholder representative, Stephen Thomas (the “Acquisition Agreement”), the issuance of shares of Company common stock pursuant to the terms of the Acquisition Agreement and the Securities Purchase Agreement (the “Securities Purchase Agreement”), dated April 10, 2024, by and among the Company and several accredited institutional investors named therein (each such investor, a “PIPE Investor”) (such proposal, the “Share Issuance Proposal”).

As previously disclosed in the Proxy Statement, approval of the Share Issuance Proposal required approval by the affirmative vote of (i) a majority in voting power of the votes cast by holders of the outstanding shares of the Company’s common stock entitled to vote in accordance with the Delaware General Corporation Law (the vote contemplated by this clause (i), the “Baseline Vote”) and (ii) a majority of the aggregate voting power of the outstanding shares of the Company’s common stock entitled to vote thereon other than any outstanding shares of the Company’s common stock beneficially owned, directly or indirectly, by (1) Tenet, (2) any stockholder of Tenet, including RA Capital Management, L.P., (3) any individual that the Company has determined to be an “officer” of the Company within the meaning of Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (4) any PIPE Investor, (5) any “immediate family member” (as defined in Item 404 of Regulation S-K) of any individual listed in the foregoing clauses (1)-(4), and (6) any “affiliate” or “associate” (as defined in Section 12b-2 of the Exchange Act) of any person listed in the foregoing clauses (1)-(5) (holders of shares of the Company’s common stock other than the persons listed in this clause (ii), the “Disinterested Stockholders” and, the vote contemplated by this clause (ii), the “Disinterested Stockholder Approval). As of the record date for the Meeting, 16,096,161 shares of the Company’s common stock were held by the Disinterested Stockholders.

The results of the Baseline Vote with respect to the Share Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
26,311,239	3,253	979	1,884,287

The results of the Disinterested Stockholder Approval with respect to the Share Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
12,655,083	3,253	979	1,884,287

2.

The Adjournment Proposal. The proposal to adjourn the Meeting from time to time to solicit additional proxies in favor of the Share Issuance Proposal if there are insufficient votes at the time of such adjournment to approve the Share Issuance Proposal or if otherwise determined by the chairperson of the Meeting to be necessary or appropriate was not presented to the stockholders, as there were sufficient votes to approve the Share Issuance Proposal.

3.

The Election Proposal. The Company’s stockholders elected each of Andrew Levin, M.D., Ph.D., and Liam Ratcliffe, M.D., Ph.D., to the Company’s board of directors (the “Board”) to hold office until the 2027 annual meeting of stockholders (the “Election Proposal”). The results of the stockholders’ vote with respect to the Election Proposal were as follows:

	Votes For	Votes Withheld	Broker Non- Votes
Andrew Levin, M.D., Ph.D.	24,668,387	1,644,384	1,886,987
Liam Ratcliffe, M.D. Ph.D.	24,649,494	1,663,277	1,886,987

4.

The Ratification Proposal. The Company’s stockholders ratified the selection by the audit committee of the Board of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024 (the “Ratification Proposal”). The results of the stockholders’ vote with respect to the Ratification Proposal were as follows:

Votes For	Votes Against	Abstentions
28,197,587	1,941	230

Item 8.01	Other Events.

Based on the results of the Meeting, the acquisition and the concurrent private placement contemplated by the Acquisition Agreement and Securities Purchase Agreement are expected to be consummated on or about June 27, 2024, subject to the satisfaction of the remaining closing conditions.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation statements regarding: completion of the proposed acquisition and concurrent financing and the transactions contemplated by the Acquisition Agreement and the Securities Purchase Agreement. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, important risks and uncertainties associated with completion of the proposed acquisition and concurrent financing in a timely manner or on the anticipated terms or at all; the satisfaction (or waiver) of closing conditions to the consummation of the acquisition and concurrent financing; risks related to the Company’s and Tenet’s ability to estimate their respective operating expenses and expenses associated with the transaction; uncertainties regarding the impact any delay in the closing would have on the anticipated cash and cash equivalents of the combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash and cash equivalents; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Acquisition Agreement; the effect of the announcement or pendency of the acquisition on the Company’s or Tenet’s business relationships, operating results and business generally; the ability of the combined company to timely and successfully achieve or recognize the anticipated benefits of the acquisition; the outcome of any legal proceedings that may be instituted against the Company or Tenet following the announcement of the proposed acquisition and related transactions; costs related to the proposed acquisition, including unexpected costs, charges or expenses resulting from the acquisition; changes in applicable laws or regulation; the possibility that the Company or Tenet may be adversely affected by other economic, business and/or competitive factors; and competitive responses to the transactions. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ materially from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the SEC, including the Proxy Statement. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Eliem Therapeutics, Inc.

Date: June 26, 2024	By:	/s/ Andrew Levin
Andrew Levin, M.D., Ph.D.
Executive Chairman of the Board of Directors